SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2002

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in Charter)

     Delaware

1-1185

41-0274440

      (State of Incorporation)

(Commission

(IRS Employer

File Number)

Identification No.)

Number One General Mills Boulevard

Minneapolis, Minnesota

55426

        (Mail:  P.O. Box 1113)

(Mail:  55440)

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code:  (763) 764-7600

Item 5.   Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of General Mills, Inc. dated November 11, 2002.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.  The following exhibits are filed as part of this report:

99.1

Press release of General Mills, Inc. dated November 11, 2002.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 11, 2002

GENERAL MILLS, INC.

By:   /s/ Siri S. Marshall

        Name: Siri S. Marshall

Title:

Senior Vice President,
            General Counsel

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release of General Mills, Inc. dated November 11, 2002.